Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Dolby Laboratories, Inc. (the “Company”), on Form 10-K for the fiscal year ended September 26, 2025, as filed with the Securities and Exchange Commission (the “Report”), Kevin J. Yeaman, President and Chief Executive Officer of the Company and Robert Park, Senior Vice President and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 18, 2025

/s/ KEVIN J. YEAMAN
Kevin J. Yeaman President and Chief Executive Officer (Principal Executive Officer)

/s/ ROBERT PARK
Robert Park Senior Vice President and Chief Financial Officer (Principal Financial Officer)